EXHIBIT 32.1

CERTIFICATION PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

by the
Chief Executive Officer and Chief Financial Officer

     In connection with the Quarterly Report of LION, Inc., a Washington corporation (the “Company”), on Form 10-Q for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), each of David Stedman, Interim Chief Executive Officer, and Steve Thomson, Chief Financial Officer, of the Company, hereby certifies pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

INTERIM CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER
/s/ David Stedman	/s/ Steve Thomson
David Stedman	Steve Thomson

May 15, 2008	May 15, 2008